UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,
D.C. 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 4, 2026
Henry Schein, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction
of incorporation)
0-27078
(Commission
File Number)
11-3136595
(IRS Employer
Identification No.)
135 Duryea Road
,
Melville
,
New York
(Address of principal executive offices)
11747
(Zip Code)
Registrant’s telephone number, including area code: (
631
)
843-5500
(Former name or former address, if changed since last
report.)
Check the appropriate box
below if the
Form 8-K filing is intended to simultaneously satisfy
the filing obligation of
the registrant under any
of the following
provisions:
☐
Written communications pursuant
to Rule 425
under the Securities
Act (17 CFR 230.425)
☐
Soliciting material pursuant to
Rule 14a-12 under
the Exchange Act (17
CFR 240.14a-12)
☐
Pre-commencement communications pursuant to
Rule 14d-2(b) under
the Exchange Act
(17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to
Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to
Section 12(b) of the
Act:
Title of each class
Trading
Symbol(s)
Name of each exchange
on which registered
Common Stock, par value $.01 per share
HSIC
The Nasdaq
Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act
of 1933 (§230.405 of this chapter) or Rule
12b-2 of the Securities Exchange Act of 1934 (§240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company,
indicate by check mark if the registrant has
elected not to use the extended transition period
for complying with any new or revised
financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.
Results of Operations and Financial Condition.
On August 4, 2026, Henry Schein, Inc. issued a press release reporting the financial results for the three and six
months ended June 27, 2026.
The full text of the press release is attached hereto as Exhibit
99.1 and is incorporated
herein by reference.
The information in this Item 2.02 and the press release attached as Exhibit
99.1 are considered furnished to the
Securities and Exchange Commission and are not deemed filed for purposes of Section 18 of the Securities Exchange
Act of 1934, as amended.
Item 9.01.
Financial Statements and Exhibits
(a)
Not applicable.
(b)
Not applicable.
(c)
Not applicable.
(d)
Exhibit 99.1 – Press Release dated August 4, 2026.
Exhibit 104 - Cover Page Interactive Data File (embedded within the
Inline XBRL document)
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to
be signed on its behalf by the undersigned hereunto duly authorized.
HENRY SCHEIN, INC.
By: /s/ Ronald N. South
Ronald N. South
Senior Vice President and
Chief Financial Officer
(Authorized Signatory and Principal
Financial and Accounting Officer)
August 4, 2026
EXHIBIT INDEX
Exhibit No. Description
99.1
Press Release dated August 4, 2026.
104
Cover Page Interactive Data File (embedded within the Inline XBRL document)